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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) October 27, 2000

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                   000-26467                 54-18773112
      ---------                  --------------            -----------
(State or other Jurisdiction of  (Commission               (IRS Employer
 Incorporation or Organization   File Number)              Identification No.)

                10700 Parkridge Boulevard, Reston, Virginia 20191
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 391-1300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         ------------

      On October 26, 2000, Greater Atlantic Financial Corp., a Delaware corporation ("Greater Atlantic"), announced that it would incur special charges in the quarter ended September 30, 2000.

      The announcement was made in a press release dated October 26, 2000, a copy of which is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1  Press Release dated October 26, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2000               By: /s/ Carroll E. Amos
                                          -------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer







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